Exhibit 99.1

EXECUTION COPY

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is made and entered into as of December 13, 2005, by and among TEPPCO PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions listed on the signature pages attached hereto (collectively, the “Lenders”), SUNTRUST BANK (“SunTrust”), as the Administrative Agent for the Lenders (the “Administrative Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent (the “Syndication Agent”), and BNP PARIBAS, JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), and KEYBANK, N.A., as Co-Documentation Agents (the “Co-Documentation Agents”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents are parties to a certain Amended and Restated Credit Agreement, dated as of October 21, 2004, as amended by a certain First Amendment to Amended and Restated Credit Agreement, dated as of February 23, 2005 (as so amended and as hereafter amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement to, among other things, increase the aggregate amount of Commitments to $700,000,000, and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents agree as follows:

SECTION 1.  Definitions.  Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.  Amendments.

(a)           Section 1.1 of the Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, hereby amended by:

(i)            replacing the chart in the definition of “Applicable Margin” in its entirety with the following chart:

	LEVEL 1	LEVEL 2	LEVEL 3	LEVEL 4	LEVEL 5
Basis for Pricing	Reference Rating higher than Level 2	Reference Rating of BBB+ by S&P and Baa1 by Moody’s	Reference Rating of BBB by S&P and Baa2 by Moody’s	Reference Rating of BBB- by S&P and Baa3 by Moody’s	Reference Rating Lower Than Level 4
Applicable Margin	21.0	27.0	35.0	50.0	57.5

(ii)           amending the definition of “Commitment” by replacing the parenthetical: “(which amount is subject to reduction and cancellation as provided in this Agreement)” with the following language:

(which amount is subject to increase, reduction and cancellation as provided in this Agreement)

(iii)          replacing the definition of “Commitment Letter” in its entirety with the following new definition:

“Commitment Letter” means, that certain commitment letter, dated November 10, 2005, executed by SunTrust Capital Markets, Inc., SunTrust Bank, Wachovia Capital Markets, LLC and Wachovia Bank, National Association, and accepted by the Borrower.

(iv)          amending the definition of “EBITDA” by adding the following language to the end thereof:

For purposes of calculating EBITDA hereunder, EBITDA shall exclude the equity earnings of any other Person in which the Borrower or one of its consolidated Subsidiaries (other than any Excluded Subsidiary of such Person) has a joint interest with a third party (which interest does not cause such Person to be consolidated with the Borrower) and include the amount of dividends or distributions actually paid by such Person to the Borrower or one of its consolidated Subsidiaries (other than any Excluded Subsidiary of such Person).

(v)           replacing the chart in the definition of “Facility Fee” in its entirety with the following chart:

	LEVEL 1	LEVEL 2	LEVEL 3	LEVEL 4	LEVEL 5
Basis for Pricing	Reference Rating higher than Level 2	Reference Rating of BBB+ by S&P and Baa1 by Moody’s	Reference Rating of BBB by S&P and Baa2 by Moody’s	Reference Rating of BBB- by S&P and Baa3 by Moody’s	Reference Rating Lower Than Level 4
Facility Fee	6.5	8.0	10.0	12.5	17.5

(vi)          replacing the definition of “Fee Letters” in its entirety with the following new definition:

“Fee Letters” means (i) that certain fee letter, dated November 10, 2005, executed by SunTrust Capital Markets, Inc. and SunTrust Bank and accepted by the Borrower and (ii) that certain fee letter, dated November 10, 2005, executed by Wachovia Capital Markets, LLC and accepted by the Borrower.

(vii)         replacing the definition of “LC Issuing Bank” in its entirety with the following new definition:

“LC Issuing Bank” means SunTrust or Wachovia Bank, National Association or any other Lender from time to time approved by the Borrower, in its capacity as an issuer of a Letter of Credit under this Agreement.  All references to “the LC Issuing Bank” hereunder shall be deemed to be references to “all LC Issuing Banks,” “any LC Issuing Bank” or “the applicable LC Issuing Bank,” as the context may require.

(viii)        replacing subsection (x) of the definition of “Reference Rating” in its entirety with the following new subsection (x):

(x) if the ratings assigned by S&P and Moody’s are not comparable (i.e., a “split rating”), the higher of such two ratings shall control, unless the split in ratings is two or more ratings, in which case the level below the higher of the two ratings shall control, and

(ix)           replacing the definition of “Stated Termination Date” in its entirety with the following new definition:

“Stated Termination Date” means December     , 2010, as such date may be extended for additional one-year periods pursuant to Section 2.7.

(x)            adding the following new definition of “Utilization Fee” in the appropriate alphabetical order:

“Utilization Fee” is defined in Section 4.4.

(b)           Section 2.4 of the Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, hereby amended by replacing the cross-reference to Section 3.2(c)(ii) in subsection (b) to Section 3.2(c)(i).

(c)           Section 2.5 of the Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, hereby amended by replacing subsection (b) thereof in its entirety as follows:

(b)  No Letter of Credit shall be requested or issued hereunder if, immediately after the issuance thereof, the Outstanding Credits would exceed the total Commitments.

(d)           Section 2.6 of the Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, hereby amended by changing each reference to $750,000,000 therein to $850,000,000.

(e)           The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, hereby amended by adding the following new Section 2.7 in its entirety as follows:

SECTION 2.7.      Extension of Commitments.

The Borrower may make up to two (2) requests for one-year extensions of the Stated Termination Date by delivering a written request for same to the Administrative Agent no earlier than 60 days prior to December 31, 2006 and no later than 30 days prior to the Stated Termination Date (or previously extended Stated Termination Date pursuant hereto).  Any such extension shall be effective if (i) consented to by Required Lenders within sixty (60) days after such request, (ii) on the Stated Termination Date as it existed immediately before such extension (A) the Commitments of the dissenting Lenders are terminated (which termination shall be effective automatically), (B) all amounts owing to such dissenting Lenders are paid in full (which payments shall not be subject to Section 3.2(c)), and (C) the total Commitments are permanently reduced by an amount equal to such dissenting Lenders’ Commitments so terminated, except to the extent that one or more Lenders agree(s) to increase their respective Commitment(s), (iii) all conditions precedent for a Borrowing set forth in Section 5.1(b) though (d) have been satisfied, and (iv) the Borrower does not withdraw its request for such extension before the Stated Termination Date (or previously extended Stated Termination Date pursuant hereto).

(f)            Section 3.7 of the Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, hereby amended by replacing such section in its entirety as follows:

SECTION 3.7.  Interest and Fee Calculations.

All computations of interest based on the prime lending rate of the Administrative Agent shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be.  All computations of Facility Fees, Utilization Fees, the LC Fee shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be and interest based on the LIBOR Rate or the Fed Funds Rate shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.  Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(g)           The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, hereby amended by adding the following new Section 4.4 in its entirety as follows:

SECTION 4.4       Utilization Fees.  For any day prior to the Termination Date on which the outstanding principal amount of the Outstanding Credits shall be greater than an amount equal to 50% of the total Commitments (and for any day after the termination of all the Commitments on which any Borrowings or Letters of Credit shall be outstanding if the outstanding principal amount thereof on the date the Commitments terminated shall have been greater than 50% of the total Commitments in effect on such date), the Borrower shall pay to the Administrative Agent for the account of each Lender a utilization fee (the “Utilization Fee”) equal to the 10 basis points (0.10%) per annum multiplied by the aggregate amount of such Lender’s Outstanding Credits on such day.  Accrued and unpaid Utilization Fees, if any, shall be payable in arrears on the last Business Day of each March, June, September and December, on the date(s) on which the Commitments shall have terminated and there are no Borrowings or Letters of Credit outstanding, and on the Termination Date.

(h)           Section 9.8 of the Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, hereby amended by replacing such section in its entirety as follows:

SECTION 9.8  Disposition of Assets.  The Borrower will not, and will not cause or permit any other Company (other than any Excluded Subsidiary) to, sell, assign, lease, transfer or otherwise dispose of any of its assets (including equity interests in any other Company), except that the Borrower or any other Company may make any such disposition so long as no Potential Default or Event of Default has occurred and is continuing or would result therefrom and the Borrower has determined in good faith that each such disposition is in the best interests of the Borrower or such other Company.

(i)            The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, hereby amended by replacing Schedule II attached thereto in its entirety with Schedule II attached to this Amendment.

SECTION 3.  Conditions of Effectiveness.  This Amendment shall become effective when each of the following conditions shall have been fulfilled:

(i)            the Lenders, Borrower, the Administrative Agent and the LC Issuing Bank shall have executed and delivered to the Administrative Agent a counterpart of this Amendment;

(ii)           the Administrative Agent shall have received all of the items described in Annex I attached hereto; and

(iii)          the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying the representations and warranties set forth in Section 4 hereof.

SECTION 4.  Representations and Warranties.  The Borrower represents and warrants that (a) the representations and warranties contained in Article VII of the Credit Agreement (with each reference therein to (i) “this Agreement”, “hereunder” and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby and (ii) “Credit Documents”, “thereunder” and words of like import being deemed to include this Amendment and the Credit Agreement, as amended hereby) are true and correct in all material respects (unless they speak to a specific date, are based on facts which have changed by transactions contemplated or expressly permitted (including as an express exception to the restrictions set forth in Article IX of the Credit Agreement) by the Credit Agreement or this Amendment or, with the consent of the Required Lenders, are otherwise updated, modified or supplemented as of a subsequent date) on and as of the date hereof as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default.

SECTION 5.  Effect on the Credit Agreement.  Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 6.  Costs and Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all reasonable costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

SECTION 7.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts (in each case, any such execution and delivery may occur by facsimile or pdf transmission of executed counterparts or signature pages), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 8.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

TEPPCO PARTNERS, L.P., as Borrower

By:	TEXAS EASTERN PRODUCTS
PIPELINE COMPANY, LLC, as General Partner

	By:	/s/ Mark G. Stockard
Name: Mark G. Stockard
Title: Treasurer

SUNTRUST BANK, as Administrative Agent and Lender

By:	/s/ Sean M. Roche
	Name:	Sean M. Roche
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent and Lender

By:	/s/ Shannan Townsend
	Name:	Shannan Townsend
	Title:	Director

BNP PARIBAS, as Co-Documentation Agent and Lender

By:	/s/ J. Onischuk
	Name:	J. Onischuk
	Title:	Director

By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, N.A. (Main Office Chicago)) as Co-Documentation Agent and Lender

By:	/s/ Dianne L. Russell
	Name:	Dianne L. Russell
	Title:	Vice President

KEYBANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent and Lender

By:	/s/ Keven D. Smith
	Name:	Keven D. Smith
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Matthew Main
	Name:	Matthew Main
	Title:	Managing Director

THE BANK OF NEW YORK

By:	/s/ Raymond J. Palmer
	Name:	Raymond J. Palmer
	Title:	Vice President

WELLS FARGO BANK, NA

By:	/s/ E. Marc Cuenod, Jr.
	Name:	E. Marc Cuenod, Jr.
	Title:	Vice President

UBS LOAN FINANCE LLC

By:	/s/ Christopher M. Aitkin
	Name:	Christopher M. Aitkin
	Title:	Associate Director, Banking
Products Services, US

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director, Banking
Products Services, US

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Dustin Gaspari
	Name:	Dustin Gaspari
	Title:	Vice President

KBC BANK N.V.

By:	/s/ Jean-Pierre Diels
	Name:	Jean-Pierre Diels
	Title:	First Vice President

By:	/s/ Eric Raskin
	Name:	Eric Raskin
	Title:	Vice President

BANK OF COMMUNICATIONS, NEW YORK BRANCH

By:	/s/ Shelley He
	Name:	Shelley He
	Title:	Deputy General Manager

BANK HAPOALIM B.M.

By:	/s/ Helen H. Gateson
	Name:	Helen H. Gateson
	Title:	Vice President

By:	/s/ Charles McLaughlin
	Name:	Charles McLaughlin
	Title:	Senior Vice President

REAFFIRMATION OF GUARANTORS

Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of the Guaranty with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Guaranty (i) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment of “Guarantor Obligations” to the extent and as provided therein; including, without limitation, all Borrowings and Letters of Credit made and issued under the Credit Agreement, as amended, and (ii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranty.

JONAH GAS GATHERING COMPANY

By: TEPPCO GP, INC., a General Partner

By:	/s/ Mark G. Stockard
	Name:	Mark G. Stockard
	Title:	Treasurer

By: TEPPCO MIDSTREAM COMPANIES L.P., a General Partner

By: TEPPCO GP, INC., a General Partner

	By:	/s/ Mark G. Stockard
	Name:	Mark G. Stockard
	Title:	Treasurer

VAL VERDE GAS GATHERING COMPANY, L.P.

By: TEPPCO NGL PIPELINES, LLC, its General Partner

	By:	/s/ Mark G. Stockard
	Name:	Mark G. Stockard
	Title:	Treasurer

SIGNATURE PAGE TO REAFFIRMATION OF GUARANTORS

TCTM, L.P.

By: TEPPCO GP, INC., its General Partner

By:	/s/ Mark G. Stockard
Name:	Mark G. Stockard
Title:	Treasurer

TEPPCO MIDSTREAM COMPANIES, L.P.

By: TEPPCO GP, INC., its General Partner

By:	/s/ Mark G. Stockard
Name:	Mark G. Stockard
Title:	Treasurer

TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP

By: TEPPCO GP, INC., its General Partner

By:	/s/ Mark G. Stockard
Name:	Mark G. Stockard
Title:	Treasurer

SCHEDULE 2

LENDERS AND COMMITMENTS

Lender		Commitment

SunTrust Bank 303 Peachtree St. N.E. 10th Floor Atlanta, GA 30308		$90,000,000.00
Attn: Phone: Fax:	Jim Warren 404-588-7824 404-827-6270

Wachovia Bank, National Association 1001 Fannin Street Suite 2255 Houston, TX 77002		$90,000,000.00
Attn: Phone: Fax:	Russell Clingman 713-346-2716 713-650-1071

JPMORGAN CHASE BANK, N.A., Mail Code IL1-0362 1 Bank One Plaza Chicago, IL 60670		$72,500,000
Attn: Phone: Fax:	Joseph Giampetroni Vice President 312-732-1489 312-732-3055

Key Bank, N.A. Mail Code WA-31-18-0512 601 108th Avenue NE, 5th Floor Bellevue, WA 98004		$72,500,000
Attn: Phone: Fax:	Keven D. Smith Vice President 425-709-4579 425-709-4587

Lender		Commitment

BNP Paribas 1200 Smith Street, Suite 3100 Houston, TX 77002		$72,500,000
Attn: Phone: Fax:	Leah E. Hughes Assistant Vice President 713-982-1126 713-659-5305

The Royal Bank of Scotland plc New York Branch 65 East 55th Street, 21st Floor New York, NY 10022		$72,500,000
Attn: Phone: Fax:	Sheila Shaw 212-401-1406 212-401-1494

Wells Fargo Bank, NA 1000 Louisiana Street, 3rd Floor Houston, TX 77002		$60,000,000
Attn: Phone: Fax:	Richard Gould Relationship Manager 713-319-1343 713-739-1087

Union Bank of California, N.A.		$50,000,000

Lender		Commitment

UBS Loan Finance LLC 677 Washington Boulevard Stamford, CT 06901		$40,000,000
Attn: Phone: Fax:	Christopher M. Aitkin 203-719-3845 203-719-3888

The Bank of New York Oil & Gas Division One Wall Street New York, NY 10286		$35,000,000
Attn: Phone: Fax:	Peter W. Keller Vice President 212-635-7861 212-635-7923

KBC Bank N.V. New York Branch 125 West 55th Street New York, NY 10019		$20,000,000
Attn: Phone:	Patrick A. Janssens Vice President 212-541-0714 212-541-0784

Bank of Communications, New York Branch One Exchange Plaza 55 Broadway, 31st Floor New York, NY 10006		$15,000,000
Attn: Phone: Fax:	Anders Lai Senior Vice President & Senior Manager 212-376-8030 ext. 120 212-376-8089

Lender		Commitment

Bank Hapoalim B.M. 1177 Avenue of the Americas New York, NY 10036		$10,000,000
Attn: Phone: Fax:	Helen Gateson Assistant Vice President 212-782-2161 212-782-2382

Total Commitments		$700,000,000.00

ANNEX I

CLOSING DOCUMENTS

1.                                                                                       REAFFIRMATION OF AMENDED AND RESTATED GUARANTY, executed by each of TCTM, TE Products, Midstream, Jonah Gas and Val Verde, in form and substance satisfactory to the Administrative Agent.

2.                                                                                       COMPLIANCE CERTIFICATE, dated and prepared as of the December 13, 2005, executed by a Responsible Officer on behalf of the Borrower in substantially the form of Exhibit C-4 to the Credit Agreement.

3.                                                                                       CONSTITUENT DOCUMENTS of the Borrower and each Guarantor as of December 13, 2005 certified by a Responsible Officer of the Borrower.

4.                                                                                       CERTIFICATES OF APPROPRIATE GOVERNMENTAL AUTHORITIES of the following jurisdictions, with respect to the existence, authority to transact business and good standing of the following Persons:

Person	Jurisdiction(s)
TCTM	Delaware
Texas
Midstream	Colorado
Delaware
Texas
Wyoming
TE Products	Arkansas
Delaware
Illinois
Indiana
Kentucky
Louisiana
Missouri
New York

Person	Jurisdiction(s)
Ohio
Pennsylvania
Rhode Island
Texas
West Virginia
TEPPCO GP	Arkansas
Delaware
Illinois
Indiana
Kentucky
Louisiana
Missouri
New York
Ohio
Pennsylvania
Rhode Island
Texas
West Virginia
Wyoming
Borrower	Delaware
Texas
Texas Eastern	Delaware
Texas
Val Verde	Delaware
Texas

5.                                                                                       OFFICERS’ CERTIFICATE dated as of December 13, 2005, executed by the President or a Vice President and by the Secretary of an Assistant Secretary of Texas Eastern certifying (a) resolutions adopted by Texas Eastern’s directors authorizing the executing and delivery of the Second Amendment on behalf of Texas Eastern and the Borrower, as the case may be, and (b) the incumbency and signatures of officers of Texas Eastern authorized to execute and deliver any Credit Document.

Annex A	-	Resolutions of Texas Eastern’s’s Directors
Annex B	-	Certificate of Formation of Texas Eastern
Annex C	-	Limited Liability Company Agreement of Texas Eastern
Annex D	-	Agreement of Limited Partnership of the Borrower

6.                                                                                       OFFICERS’ CERTIFICATE executed by the President or a Vice President and by the Secretary or an Assistant Secretary of TEPPCO GP certifying (a) resolutions adopted by TEPPCO GP’s directors authorizing the executing and delivery of the Reaffirmation of Guarantors on behalf of TEPPCO GP and each Guarantor, and (b) the incumbency and signatures of officers of TEPPCO GP authorized to execute and deliver any Credit Document in connection therewith.

Annex A	-	Resolutions of TEPPCO GP’s Directors
Annex B	-	Certificate of Organization/Formation of TEPPCO GP, TE Products, Midstream, TCTM, TEPPCO NGL Pipeline, LLC and Val Verde
Annex C	-	Partnership Agreement of each Guarantor
Annex D	-	Limited Liability Company Agreement of TEPPCO NGL Pipeline, LLC

7.                                                                                       OPINION of Bracewell & Giuliani LLP, as counsel to Texas Eastern, the Borrower, TEPPCO GP and the Guarantors (other than Jonah Gas), addressed to the Administrative Agent and the Lenders, and in form and substance satisfactory to the Administrative Agent.

8.                                                                                       Such other documents and items as the Administrative Agent may reasonably request on or before December 13, 2005.